                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of report (date of earliest event reported) April 28, 1996
                                                 --------------

                          The Continuum Company, Inc.
- --------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                  Delaware
- --------------------------------------------------------------------------------
               (State or other jurisdiction of incorporation)


              1-10151                                     74-1609363
- --------------------------------------------------------------------------------
      (Commission File Number)                 (IRS Employer Identification No.)


9500 Arboretum Boulevard, Austin, Texas                             78759-6399
- --------------------------------------------------------------------------------
(Address of principal executive offices)                            (zip code)

Registrant's telephone number, including area code 512/345-5700
- --------------------------------------------------------------------------------


                                      N/A
- --------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)



Exhibit Index appears on Page 3.

Item 5.  Other Events.

         On April 28, 1996, Computer Sciences Corporation, a Nevada corporation, its wholly owned subsidiary, Continental Acquisition, Inc., a Delaware corporation, and The Continuum Company, Inc., a Delaware corporation, executed an Agreement and Plan of Merger (the "Merger Agreement") providing for the merger of Continental Acquisition, Inc. with and into The Continuum Company, Inc. (the "Merger"). Pursuant to the Merger, 0.79 of a share of Common Stock of Computer Sciences Corporation will be exchanged for each outstanding share of Common Stock of The Continuum Company, Inc. The Merger will require approval of the shareholders of both companies and is subject to specific regulatory approvals.

         The foregoing description is qualified in its entirety by reference to the Merger Agreement (with exhibits attached thereto), a conformed copy of which constitutes Exhibit 2.1 to this report.

Item 7.  Financial Statements and Exhibits.

(c)      The exhibits listed below are filed as a part of this report.

         2.1 -- Agreement and Plan of Merger dated as of April 28, 1996 among Computer Sciences Corporation, The Continuum Company, Inc. and Continental Acquisition, Inc.

         99.1 -- Joint Press Release, dated April 29, 1996, by Computer Sciences Corporation and The Continuum Company, Inc.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        THE CONTINUUM COMPANY, INC.



Date: May 1, 1996                       By: /s/  JOHN L. WESTERMANN III
                                            -----------------------------------
                                            John L. Westermann III
                                            Vice President and Chief Financial
                                             Officer

                               INDEX TO EXHIBITS


Exhibit No.                                 Description
- -----------                                 -----------
    2.1         Agreement and Plan of Merger dated as of April 28, 1996 among
                Computer Sciences Corporation, The Continuum Company, Inc. and
                Continental Acquisition, Inc.

   99.1         Joint Press Release, dated April 29, 1996, by Computer Sciences
                Corporation and The Continuum Company, Inc.